Vanguard Managed Allocation Fund

Supplement Dated November 8, 2021, to the Prospectus Dated April 29, 2021

Important Changes to the Fund

The following replaces similar text under the heading "Investment Advisor" in the Fund Summary section:

Portfolio Manager

Fei Xu, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2020.

Prospectus Text Changes

The following replaces similar text under the heading "Investment Advisor" in the More on the Fund section:

The manager primarily responsible for the day-to-day management of the Fund is:

Fei Xu, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has managed investment portfolios since 2017, and has managed the Fund since 2020. Education: B.S., Peking University; M.S., University of California, Los Angeles; M.B.A., Duke University.

The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 1498A 112021
Vanguard Marketing Corporation, Distributor.

Vanguard Valley Forge Funds

Supplement Dated November 8, 2021, to the Statement of Additional Information Dated April 29, 2021

Important Changes to Vanguard Managed Allocation Fund

Fei Xu, who co-managed Vanguard Managed Allocation Fund with Anatoly Shtekhman, is now the sole portfolio manager of the Fund. All references to Anatoly Shtekhman are hereby removed from the Statement of Additional Information.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 002A 112021